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                                                                   EXHIBIT 10.21


                              HEADS OF AGREEMENT



     AGREEMENT made the day of 25th day of November, 1994.

     PARTIES SEGA AUSTRALIA NEW DEVELOPMENT, a division of SEGA OZISOFT PTY LIMITED A.C.N. 056 032 476 a company duly incorporated in the State of New South Wales and having its registered office at 200 Coward Street, Mascot in the said State (hereinafter "SAND") of the first part.

     AND EAT CYBERFIST PTY LIMITED A.C.N. 065 701 975 a company duly incorporated in the State of New South Wales and having its registered office at 35 Rose Street, Chippendale in the said State (hereinafter "FIST") of the second part.


     WHEREAS

     A. FIST is the owner of the story concept named Cyberswine and its related characters as hereinafter defined and fully owns all the proprietary rights in the story concept and its related characters including but not limited to trademarks and copyright.

     B. SAND intends to engaged in the research and development of computer software for interactive entertainment, educational and business purposes for the use in various formats.

     C. SAND wishes to obtain a license of the proprietary rights owned by FIST in the story concept named Cyberswine and its related characters, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to exploit the various interactive systems rights herein defined in cartridge and CD-based video console games and PC and Mac CD-ROM computer software that shall be researched and developed by SAND.

     D. SAND and FIST also wish to express their intention to enter into a Joint Venture whereby FIST will grant a license to the Joint Venture of the rights herein defined, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, and to exploit those various proprietary rights including merchandising, film and television rights, as well as other rights referred to in Clause 2.2 of this Agreement, being proprietary rights that are owned by FIST in the story concept named Cyberswine and its related characters.
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     IT IS AGREED:
     ------------

     1.   DEFINITIONS

     1.1 In this Agreement the following words or expressions shall have the meanings hereinafter mentioned.

     "comic book works" means any literary, and artistic work specifically written or designed for publication within a comic magazine(s) or graphic novel.

     "Cyberswine" means the story concept and design including all related characters and works fully owned by FIST.

     "formats" means all present and future formats used for any interactive entertainment, educational and business purposes.

     "Products" means all computer software programs that incorporate either the Cyberswine story concept, design and/or characters for the operation on all formats in which Sega Enterprises Limited of Japan and Sega Ozisoft Pty Limited of Australia provides software and/or hardware including but not limited to cartridge and CD-based video console games and PC and Mac CD-ROM software programs.

     "rights" means all exclusive proprietary rights including but not limited to trademarks, copyrights and design rights in the Cyberswine story concept, design and characters fully owned by FIST.

     1.2 NUMBER GENDER AND PERSONS. Except to the extent that such interpretation shall be excluded by or be repugnant to the context, reference to any party shall include its successors and permitted assigns; words importing the singular number or plural number shall include the plural number and singular number respectively; reference to any gender includes all genders.

     1.3 CURRENCY. Unless specifically provided otherwise hereto any reference to money shall be a reference to Australian currency.

     2.   GRANT & EXPLOITATION OF RIGHTS

     2.1  INTERACTIVE SYSTEMS RIGHTS.

     FIST hereby covenants to grant to SAND a license to exclusively exploit for purpose, the rights in Cyberswine including all cartridge and CD-based video console game and PC and Mac CD-ROM computer software rights but limited to the right the operation on all formats in which Sega Enterprises Limited of Japan and Sega Ozisoft Pty Limited of Australia provides software and/or hardware (hereinafter "ISR").

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     2.2  MERCHANDISING, FILM AND TELEVISION RIGHTS.  FIST hereby agrees to grant a license to the Joint Venture to exploit the following exclusive rights;

     (a) to appoint licensees to produce products bearing the Cyberswine artwork including characters, images or logo's,

     (b) to grant the exclusive cinematograph film rights, including but not limited to the production of any short or full length feature film(s) and the respective soundtrack(s),

     (c) animated television series rights including but not limited to the production of one or more animated television shows,

     (d) television show rights including but not limited to production of television shows with audience participation.

     2.3 COMIC BOOK & GRAPHIC NOVEL RIGHTS. At all times FIST shall retain the rights in Cyberswine for all comic book works including graphic novel rights.

     2.4 ATTRIBUTION RIGHTS. SAND agrees to incorporate a recognition of the design creator(s) of Cyberswine into any computer program that uses Cyberswine, the size and length of that recognition to be negotiated and set down in the formal ISR licensing agreement.

     3.   PROTECTION OF RIGHTS

     3.1 FIST warrants that they have done or if necessary will do, all things necessary to ensure that the ISR including but not limited to the copyright and trademarks in Cyberswine is owned solely by FIST and FIST undertakes to retain full ownership for the life of the ISR subject to Clause 5.2.

     3.2 FIST hereby indemnifies SAND from any and all legal actions, claims or demands in respect of a breach of warranty in Clause 3.1.

     4.   TERM OF LICENSES

     4.1 The grant of the license referred to in Clause 2.1 of this Agreement shall be subject to the execution of a formal licensing agreement between the parties and shall continue for the full life of the ISR subject to Clause 4.2 of this Agreement.

     4.2 The grant of the license referred to in Clause 2.1 of this Agreement shall be on the proviso that SAND undertakes to complete the research and development of a Cyberswine cartridge and/or CD-based video console game, and/or PC and/or Mac CD-ROM computer game within a four year period from the full execution of the ISR licensing agreement, or the rights granted under the ISR licensing agreement shall unconditionally revert back to FIST in full.

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     4.3  The grant of the license referred to in Clause 2.2 of this Agreement shall be subject to the execution of a formal Joint Venture Agreement and shall continue for the term of the Joint Venture Agreement subject to the exercise-of any options contained in that agreement.

     5.   ASSIGNMENT OF ISR

     5.1 FIST may not assign, transfer, convey or sublicense the ISR in Cyberswine under this Agreement to any person, firm, corporation or other entity prior to the execution of the formal ISR licensing agreement to SAND.

     5.2 The ISR licensing agreement shall inure to the benefit of SAND and FIST and their respective successors and assigns. SAND may assign, transfer, convey or sublicense the ISR in Cyberswine under the ISR licensing agreement in its sole discretion. FIST may not assign any of the ISR in Cyberswine under the ISR licensing agreement to any person, firm, corporation or other entity for the term of the agreement without the prior written authorization of SAND.

     6.   FINANCIAL OBLIGATIONS

     6.1  GUARANTEED PAYMENTS

     (a) In consideration for the granting of the ISR license to SAND from FIST, SAND guarantees the payment to FIST of an initial sum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Dollars ($CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) upon the execution of this Agreement and a further CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Dollars ($CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) on the date CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION after the full execution of this Agreement or upon the full execution of the ISR licensing agreement whichever is the earlier.

     (b) SAND further undertakes to make additional guaranteed payments to FIST for the ISR license based on the sales performance of the video console game Cyberswine upon the following criteria;

          (i) upon the sale of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION game units to trade, a bonus payment of $CONFIDENTIAL

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          INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
          EXCHANGE COMMISSION will be paid by SAND to FIST,

          (ii) upon the sale of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION game units to trade, a further bonus payment of $CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION will be paid by SAND to FIST.

          (c) The guarantee payments shall be recoupable by SAND from the royalties set forth in Clause 6.2 hereinbelow prior to any direct payment of royalties to FIST.

     6.2  ROYALTIES

     (a) Royalties shall be paid at a rate of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION% of the gross revenue received by SAND its successors or assigns as a consequence of the exploitation of Cyberswine by SAND its successors or assigns subject to sub-clause 6.1 (c) of this Agreement.

     (b) SAND shall account to FIST with regard to transactions hereunder within thirty (30) days following the conclusion of each calendar quarter. SAND hereby warrants that such statements of account to be prepared shall be true and correct. The accounts shall show in detailed form the appropriate calculations relating to the computation of the royalties and the recoupment of the guaranteed payments as well as the costs for manufacture and production of the Products incurred by SAND.

     (c) SAND shall pay all Royalties due to FIST in Australian Dollars which shall be deposited into the bank account of FIST, the details of which shall be provided to SAND by FIST and the statement indicating such amount to be due shall be simultaneously sent to a postal address, the details of which shall be provided to SAND by FIST. Statements shall be provided to FIST whether or not the guaranteed payments have been recouped and whether or not royalties are due and owing.

     6.3  BOOKS OF ACCOUNT AND AUDITS

     (a) SAND shall keep books of account relating to the distribution of the Products on the basis of generally accepted accounting principles and shall be maintained for a minimum period of two (2) years after the termination of the ISR license agreement.

     (b) FIST may upon reasonable notice and at its own expense, audit the applicable records at the registered office of SAND in order to verify statements rendered. Any

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     such audit shall take place during reasonable business hours and in such a manner so as not to interfere with the normal business activities of SAND.

     (c) All information contained in the books and records of SAND shall be kept confidential and FIST agrees that such information inspected and/or copied on behalf of FIST shall be used only for the purpose of determining the accuracy of the statements and shall be revealed only to such officers, directors, employees, agents and/or representatives of FIST as is necessary to verify the accuracy of the statements.

     (d) SAND shall reimburse FIST for the full out-of-pocket costs including travel costs and expenses for any audit of the books and records of SAND that determines a short fall of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) or more in royalties reported for any calendar quarter.

     7. JOINT VENTURE. The Joint Venture agreement to be entered shall be upon the following terms;

     (a) the Joint Venture shall be for the exploitation of the rights mentioned in Clause 2.2 of this Agreement,

     (b) all revenue moneys are to be shared equally between the parties after the payment of expenses,

     (c) all costs and expenses for the setting up of the Joint Venture and the day to day running of the Joint Venture shall be construed as part of the direct expenses under the Joint Venture agreement.

     (d) all costs and expenses of the Joint Venture are to be approved in advanced by the parties by way of annual budgets.

     8. OTHER WORKS. Other works that are requested by SAND from FIST which are not directly related to the aims and goals of the Joint Venture shall be upon a contractual basis, separate from the obligations of the parties contained in the Joint Venture agreement.

     9. RELATED CONTRACTING. Any and all contracts or agreements entered into between SAND and any related companies shall be entered into in good faith and upon an arms length basis. Copies of all such contractual agreements shall be made available for perusal by FIST or their authorized representative upon the premises of SAND subject to reasonable written notice to SAND by FIST and such perusal shall take place during reasonable business hours and in such manner so as not to interfere with normal business activities of SAND.

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     10.  INTENTION TO BE BOUND.  This agreement expresses the intention of the parties to be bound to the terms and conditions hereof prior to the execution of the abovementioned format agreements.

     11. NON-EXERCISE OF MORAL RIGHTS. FIST undertakes not to exercise or use the moral rights of the author relating to Cyberswine to the detriment of SAND or any third party designated by SAND for the term of the ISR licensing agreement.

     12. AUTHORIZED REPRESENTATIVE. The representative signing on behalf of either of the parties to this Agreement warrants to the other party that he is duly authorized to sign this Agreement on behalf of the company and bind the company to the terms and conditions of this Agreement.

     13. SEVERANCE. Any term or condition of this Agreement that proves not to be enforceable for any reason, shall neither limit nor impair the operation, enforceability or validity of any of the other terms or conditions of this Agreement.

     14. WAIVER. No waiver by either party whether express or implied of any provisions of this Agreement or of any breach or default of either party shall constitute a continuing waiver or a waiver of any other provision of this Agreement unless made in writing and signed by the party against whom the waiver would otherwise be enforced.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New South Wales.

     WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year herein before written.

     SIGNED for and on behalf of
     SEGA AUSTRALIA NEW DEVELOPMENT
     a division of SEGA OZISOFT PTY LIMITED


                                             /s/ Kevin Bermeister
                                             _______________________________

     in the presence of:

                                             /s/ Damien Pembroke
                                             _______________________________

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     SIGNED for and on behalf of
     EAT CYBERFIST PTY LIMITED


                                             /s/
                                             _______________________________

     in the presence of:


                                             /s/
                                             _______________________________

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